UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1225 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, at the 2025 Annual Meeting of Stockholders of Korn Ferry (the “Company”) held on September 18, 2025 (the “2025 Annual Meeting”), upon the recommendation of the Board of Directors (the “Board”), the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) to limit the liability of certain officers as permitted by Delaware law (the “Certificate Amendments”). The details of the Certificate Amendments were disclosed in the Company’s definitive proxy statement (the “Proxy Statement”) for its 2025 Annual Meeting, filed with the Securities and Exchange Commission on August 8, 2025, which description is incorporated herein by reference.

The amendments to the Certificate became effective upon the filing of a Certificate of Amendment of the Certificate with the Secretary of State of the State of Delaware on September 18, 2025 (the “Certificate of Amendment”).

The foregoing description of the amendments to the Certificate is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, Company stockholders (i) elected the eight nominees named in the Proxy Statement to serve as directors until the Company’s 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, (iii) approved the Certificate Amendments, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

The final voting results are as follows:

(1)	Election of the eight nominees named in the Proxy Statement to serve on the Board until the 2026 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	42,313,128	4,134,206	37,109	2,188,612
Laura M. Bishop	45,985,642	464,030	34,771	2,188,612
Gary D. Burnison	46,271,670	177,846	34,927	2,188,612
Matthew J. Espe	45,964,287	484,437	35,719	2,188,612
Russell A. Hagey	44,873,461	1,574,902	36,080	2,188,612
Jerry P. Leamon	44,314,676	2,133,944	35,823	2,188,612
Angel R. Martinez	46,381,445	68,222	34,776	2,188,612
Lori J. Robinson	44,988,693	1,445,195	50,555	2,188,612

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
39,860,719	6,339,627	284,097	2,188,612

(3)	Approval of the Certificate Amendments.

For	Against	Abstain	Broker Non-Votes
41,847,749	3,605,185	1,031,509	2,188,612

(4)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year.

For	Against	Abstain	Broker Non-Votes
47,120,682	1,507,714	44,659	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company dated September 18, 2025.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)
Date: September 23, 2025

/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel, Managing Director of Business Affairs, and Corporate Secretary